UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2006

Kosan Biosciences Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31633	94-3217016
(Commission File Number)	(IRS Employer Identification No.)

3832 Bay Center Place, Hayward, CA 94545

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 732-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 30, 2006, Kosan Biosciences Incorporated (the “Company”) issued a press release entitled “Kosan Announces Pricing Of Common Stock Offering” announcing the pricing of an offering of 5,000,000 shares of the Company’s common stock, par value $0.001 per share, at a public offering price of $5.00 per share. The underwriters of the offering have an option to purchase up to an additional 750,000 shares to cover over-allotments, if any. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On March 30, 2006, the Company entered into an underwriting agreement with Credit Suisse Securities (USA) LLC and Cowen & Co., LLC, as representatives of the several underwriters (collectively, the “Underwriters”), related to its public offering of 5,000,000 shares of the Company’s common stock. The Underwriters have agreed to purchase the shares from the Company pursuant to the underwriting agreement at a price of $4.75 per share, subject to customary closing conditions. Under the terms of the underwriting agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 750,000 shares of common stock to cover over-allotments, if any. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-121597) previously filed with the Securities and Exchange Commission (the “SEC”). The underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit. The offering of the shares of common stock will be made by means of a prospectus supplement and accompanying prospectus, a copy of which can be obtained from Credit Suisse Securities (USA) LLC, One Madison Avenue, New York, New York, 10010 (Telephone number 212-325-2580) and Cowen & Co., LLC, Prospectus Department at ADP, 1155 Long Island Avenue, Edgewood, New York, New York, 11717 (Facsimile Number 631-254-7268). The prospectus supplement and accompanying prospectus has been filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 30, 2006.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP (contained in Exhibit 5.1).

99.1	Press Release, dated March 30, 2006, entitled “Kosan Announces Pricing Of Common Stock Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kosan Biosciences Incorporated

Dated: March 30, 2006	By:	/s/ Margaret A. Horn
Margaret A. Horn, Senior Vice President, Legal and Corporate Development, General Counsel and Secretary